Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE	PAGE OF PAGES
	1 OF 5

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*
P00015	See Block 16C	ASP348995	

6. ISSUED BY CODE ASPR/SNS

ASPR/SNS
ASPR/SNS
2945 FLOWERS ROAD
ATLANTA, GA 30341

7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR/SNS

US DEPT OF HEALTH & HUMAN SERVICES
ASPR/SNS
2945 FLOWERS ROAD
ATLANTA, GA 30341

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC.
Attn: STEVE RAMBO
EMERGENT PRODUCT DEVELOPMENT GAITHE
300 PROFESSIONAL DR
GAITHERSBURG MD 208793419

CODE 1365869 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

x 10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00071

10B. DATED *(SEE ITEM 13)* 08/30/2019

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
See Schedule Net Increase: $52,780,490.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER *(Specify type of modification and authority)* FAR 52.217-9 Option to Extend the Term of the Contract (March 2000)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

Tax ID Number: [**]
UEI: CNPVCR8DK7M8
Points of Contact:
COR: Bruce Lee, [**] , Bruce.Lee@hhs.gov

CO: Kimberly Golden, kimberly.golden1@hhs.gov, [**]
CS: Contract Consultant, Linda Williams, Linda.Williams@hhs.gov, [**]
EMERGENT: Alexander Konev, Director Contracts MCM Operations, [**] ; koneva@ebsi.com
OTA: N
Period of Performance: 10/01/2025 to 09/30/2026

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)*	
SVP, Products Business		KIMBERLY L. GOLDEN	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
Electronically signed by: Paul Williams Reason: I approve this document Date: Jun 25, 2026 22:17:17 EDT *(Signature of person authorized to sign)*	06/25/2026	*(Signature of Contracting Officer)*	6/26/2026

Previous edition unusable
STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED: 75A50119C00071/P00015

PAGE 2 OF 5

NAME OF OFFEROR OR CONTRACTOR: EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Add Item 14 as follows:				
14	ACAM2000 Vaccine Accounting Info: 2026.Q99SN25.26088 Appr. Yr.: 2026 CAN: Q99SN25 Object Class: 26088 Funded:[**] Accounting Info: 2026.Q99SNOL.26088 Appr. Yr.: 2026 CAN: Q99SNOL Object Class: 26088 Funded: [**]				[**]
	Add Item 15 as follows:				
15	Diluent Accounting Info: 2026.Q99SNOL.26088 Appr. Yr.: 2026 CAN: Q99SNOL Object Class: 26088 Funded:[**] Accounting Info: 2026.Q99SNOL.26088 Appr. Yr.: 2026 CAN: Q99SNOL Object Class: 26088 Funded:[**]				[**]

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

MODIFICATION P00015 EXERCISE OF OPTION YEAR 7 (OY7) PURSUANT TO FAR 52.217-9 AND 1. PURPOSE The purpose of Modification P00015 is to: 1. Exercise Option Year 7 (OY7) pursuant to FAR 52.217-9, Option to Extend the Term of the Contract; 2. Incorporate the OY7 requirement for of ACAM2000 vaccine kits and associated replacement diluent quantities; and 3. 4. Option Year 7 and obligates $52,780,490 under CLIN 7001, the total contract amount obligated to date, including all prior years and the current exercised option year, will increase from 2. AUTHORITY Pursuant to FAR 52.217-9, Option to Extend the Term of the Contract, incorporated into Contract No. 75A50119C00071, the Government hereby exercises Option Year 7 (OY7) in accordance with the terms and conditions of the contract modification. Per page 3 of the modification, for Option Years Five (5) through Nine (9), the guaranteed shelf life at the time of delivery . The period of performance for OY7 shall be extended in accordance with the contract schedule and pricing established for Option Year 7. 3. OY7 REQUIREMENTS Under this modification, the Government exercises the OY7 requirement for: ACAM2000 vaccine kits of product, inclusive of ancillaries; and diluent vials for previously purchased vaccine inventory. All vaccine kits delivered under OY7 shall include diluent with a minimum of remaining shelf life at the time of delivery, in accordance with contract requirements. The contractor will perform potency testing using the FDA qualified and validated vaccinia-based potency assay on samples of Wetvax provided by the ASPR/SNS. 4. LIMITED ACCEPTANCE OF SHORT-DATED REPLACEMENT DILUENT Modification P00011 established a requirement that diluent shall possess a minimum of four remaining shelf life at the time of delivery. [ ** ] [ ** ] [ ** ] [ ** ] [ ** ][ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ]

Batch Number Delivery Quantity (Vials) Minimum Remaining Shelf Life at Delivery Unit Price 554673 June 2026 5. COMPLIANT DILUENT REQUIREMENTS Batch 570168 – June 2026 delivery (subject to compliance at time of delivery) Future production batches delivered in December 2026 or later *Vaccine Kit Diluent vaccine kits of ACAM 2000 delivered in June 2026 Description Batch Delivery Period QTY Vials Expiry Usg Time Out ACAM 2000 Diluent Us Label 570168 June 2026 Diluent Replacement Requirement- partially delivered in June 2026, with remaining balance in December 2026 Description Batch Delivery Period QTY Vials Price Per Vial Expiry Usg Time Out Years ACAM 2000 US Label 554673 June 2026 ACAM 2000 US Label 570168 June 2026 ACAM 2000 US Label TBD Dec 2026 Total: [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ][ ** ][ ** ][ ** ] [ ** ] [ ** ] [ ** ]

6. CONSIDERATION 7. LIMITATION OF EXCEPTION / NONPRECEDENTIAL EFFECT 8. REMAINING TERMS AND CONDITIONS Except as expressly modified herein, all other terms and conditions of the contract remain unchanged and in full force and effect. [ ** ] [ ** ] [ ** ] [ ** ] [ ** ] [ ** ]